UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 12, 2010
(Date of earliest event reported)
Henry Bros. Electronics, Inc.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-16779	22-3690168

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17-01 Pollitt Drive Fair Lawn, NJ	07410	(201) 794-6500

(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-99.1
EX-99.2
EX-99.3

Item 1.01 Entry into a Material Definitive Agreement.
     On November 13, 2010, the Agreement and Plan of Merger (the “Merger Agreement”), dated October 5, 2010, by and among Henry Bros. Electronics, Inc., a Delaware corporation (the “Company”), Kratos Defense & Security Solutions, Inc., a Delaware corporation (“Parent”) and Hammer Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of Parent, was amended to increase the Merger Consideration payable to the Company’s shareholders from $7.00 per share to $8.20 per share (the “Amendment”). Amendments to the Termination Fee and Option Exchange Ratio were made as follows: the Termination Fee was increased from $1,788,000.00 to $2,180,582.00 and the Option Exchange Ratio from 0.6552 to 0.7715. Capitalized terms not defined in this Current Report shall have the meanings set forth in Amendment and the Merger Agreement.
     On November 15, 2010, the Company issued a press release announcing that it had amended the Merger Agreement and announcing the results of the “go-shop” process, including the receipt of a non-binding third party proposal. A copy of the press release is attached hereto as Exhibit 99.1.
     The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
     On November 17, 2010, the Company mailed a supplement to its proxy statement disclosing the results of the “go-shop” process and the Amendment. The supplement is available for review on the SEC’s EDGAR website-www.sec.gov.
Item 2.02. Results of Operations and Financial Condition
     On November 12, 2010, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference, announcing the Company’s financial results for the quarter ended September 30, 2010. The Company hosted an earnings call on November 15, 2010, a transcript of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference, announcing the Company’s financial results for the quarter ended September 30, 2010.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed as part of this report:

2.1	Amendment to the Agreement and Plan of Merger by and among Kratos Defense & Security Solutions, Inc., Hammer Acquisition Inc. and Henry Bros. Electronics, Inc.

99.1	Press Release issued by Henry Bros. Electronics, Inc. dated November 15, 2010

99.2	Press release issued by Henry Bros. Electronics, Inc., dated November 12, 2010

99.3	Transcript of Earnings Call by Henry Bros. Electronics, Inc., held November 15, 2010
Forward-Looking Statements
This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)”, “intend(s)” and similar expressions are intended to identify such forward-looking statements. These statements include, but are not limited to, the expected timing of the acquisition; the ability of Parent and the Company to close the acquisition; the performance of the parties under the terms of the Merger Agreement and related transaction documents; and statements regarding future performance. All of such information and statements are subject to certain risks and uncertainties, the effects of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: (i) uncertainties associated with the acquisition of the Company by Parent, (ii) uncertainties as to the timing of the Merger; (iii) failure to receive approval of the transaction by the stockholders of the Company; (iv) the ability of the parties to satisfy closing conditions to the transaction; (v) changes in economic, business, competitive, technological and/or regulatory factors; and (vi) those risks identified and discussed by the Company in its filings with the SEC. Investors are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. The Company undertakes no obligation to republish or revise forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Investors are also urged to carefully review and consider the various disclosures in the Company’s SEC periodic and interim reports, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2010, June 30, 2010, September 30, 2010 and Current Reports on Form 8-K filed from time to time by the Company. All forward-looking statements are qualified in their entirety by this cautionary statement.
Additional Information and Where to Find It
This Form 8-K may be deemed to be proxy solicitation material in respect of the proposed transaction. In connection with the proposed transaction, the Company has filed and furnished relevant documents, including a proxy statement, concerning the proposed transaction with the SEC. Investors and stockholders of the Company are urged to read the proxy statement and other relevant materials because they will contain important information about the Company and the proposed transaction. The final proxy statement was mailed to the Company’s stockholders on or about November 10, 2010. The proxy supplement was mailed to the Company’s stockholders on Nov. 17, 2010.
Investors and stockholders may obtain a free copy of the proxy statement and any other relevant documents filed or furnished by the Company with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by the Company by contacting the Company’s Corporate Secretary at (201) 794-6500 or by going to the SEC Filings website portion of the Company’s website at http://www.hbe-inc.com.
The Company and its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of the Company and their respective interests in the Company by security holdings or otherwise will be set forth in the proxy statement that will be filed by Company with the SEC. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the Merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the Merger filed with the SEC. Each of these documents is, or will be, available as described above.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

2.1	Amendment to the Agreement and Plan of Merger by and among Kratos Defense & Security Solutions, Inc., Hammer Acquisition Inc. and Henry Bros. Electronics, Inc.

99.1	Press Release issued by Henry Bros. Electronics, Inc. dated November 15, 2010

99.2	Press release issued by Henry Bros. Electronics, Inc., dated November 12, 2010

99.3	Transcript of Earnings Call by Henry Bros. Electronics, Inc., held November 15, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Henry Bros. Electronics, Inc.
Date: November 18, 2010	By:	/s/ James E. Henry
	Name:	James E. Henry
	Title:	Chief Executive Officer and Treasurer

EXHIBIT INDEX

2.1	Amendment to the Agreement and Plan of Merger by and among Kratos Defense & Security Solutions, Inc., Hammer Acquisition Inc. and Henry Bros. Electronics, Inc.

99.1	Press Release issued by Henry Bros. Electronics, Inc. dated November 15, 2010

99.2	Press release issued by Henry Bros. Electronics, Inc., dated November 12, 2010

99.3	Transcript of Earnings Call by Henry Bros. Electronics, Inc., held November 15, 2010